Exhibit No. 4












     SOUTHERN NEW ENGLAND TELECOMMUNICATIONS CORPORATION


                             and


            STATE STREET BANK AND TRUST COMPANY,


                        Rights Agent

                      Rights Agreement

                Dated as of December 11, 1996


____________________________________________________________


                      TABLE OF CONTENTS

                                                      Page

Section 1.  Certain Definitions                          1

Section 2.  Appointment of Rights Agent                  7

Section 3.  Issue of Right Certificates                  7

Section 4.  Form of Right Certificates                  10

Section 5.  Countersignature and Registration           11

Section 6.  Transfer, Split Up, Combination and
              Exchange of Right Certificates;
              Mutilated, Destroyed, Lost or
              Stolen Right Certificates                 12

Section 7.  Exercise of Rights; Purchase Price;
              Expiration Date of Rights                 13

Section 8.  Cancellation and Destruction of
              Right Certificates                        15

Section 9.  Availability of Preference Shares           16

Section 10. Preference Shares Record Date               17

Section 11. Adjustment of Purchase Price, Number of
              Shares or Number of Rights                18

Section 12. Certificate of Adjusted Purchase Price
              or Number of Shares                       31

Section 13. Consolidation, Merger or Sale or Transfer
              of Assets or Earning Power                31

Section 14. Fractional Rights and Fractional Shares     33

Section 15. Rights of Action                            35

Section 16. Agreement of Right Holders                  36

                              - i -

Section 17. Right Certificate Holder Not Deemed a
              Shareholder                               37

Section 18. Concerning the Rights Agent                 37

Section 19. Merger or Consolidation or Change of
              Name of Rights Agent                      38

Section 20. Duties of Rights Agent                      40

Section 21. Change of Rights Agent                      43

Section 22. Issuance of New Right Certificates          45

Section 23. Redemption                                  45

Section 24. Exchange                                    46

Section 25. Notice of Certain Events                    49

Section 26. Notices                                     50

Section 27. Supplements and Amendments                  51

Section 28. Successors                                  52

Section 29. Benefits of this Agreement                  52

Section 30. Severability                                53

Section 31. Governing Law                               53

Section 32. Counterparts                                53

Section 33. Descriptive Headings                        54

Signatures                                              54

Exhibit A - Form of Certificate of Designations

Exhibit B - Form of Right Certificate

Exhibit C - Summary of Rights to Purchase Preference
              Shares
                              - ii -


     Agreement, dated as of December 11, 1996, between

Southern New England Telecommunications Corporation, a

Connecticut corporation (the "Company"), and State Street Bank and Trust Company (the "Rights Agent").



          The Board of Directors of the Company has authorized

and declared a dividend of one preference share purchase right

(a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on January 27, 1997 (the "Record

Date"), each Right representing the right to purchase one

one-hundredth of a Preference Share (as hereinafter defined),

upon the terms and subject to the conditions herein set forth,

and has further authorized and directed the issuance of one

Right with respect to each Common Share that shall become

outstanding between the Record Date and the earliest of the

Distribution Date, the Redemption Date and the Final

Expiration Date (as such terms are hereinafter defined);

provided, however that Rights may be issued with respect to

Common Shares that shall become outstanding after the

Distribution Date.



          Accordingly, in consideration of the premises and

the mutual agreements herein set forth, the parties hereby

agree as follows:



          Section 1.  Certain Definitions.  For purposes of

this Agreement, the following terms have the meanings

indicated:

                                 1

          (a)   "Acquiring Person" shall mean any Person who

or which, together with all Affiliates and Associates of such

Person, shall be the Beneficial Owner of 20% or more of the

Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any

employee benefit plan of the Company or any Subsidiary of the

Company, or any entity holding Common Shares for or pursuant to the terms of any such plan.  Notwithstanding the foregoing,

no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by

reducing the number of shares outstanding, increases the

proportionate number of shares beneficially owned by such

Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of

the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the

Company, become the Beneficial Owner of any additional Common

Shares of the Company, then such Person shall be deemed to be an "Acquiring Person."  Notwithstanding the foregoing, if the

Board of Directors of the Company determines in good faith

that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph

(a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person,"

as defined pursuant to the foregoing provisions of this

paragraph (a), then such Person shall not be deemed to be an

"Acquiring Person" for any purposes of this Agreement.


                                 2

          (b)  "Affiliate" and "Associate" shall have the

respective meanings ascribed to such terms in Rule 12b-2 of

the General Rules and Regulations under the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.



          (c)  A Person shall be deemed the "Beneficial Owner"

of and shall be deemed to "beneficially own" any securities:



       (i)     which such Person or any of such Person's

     Affiliates or Associates beneficially owns, directly or

     indirectly;



      (ii)     which such Person or any of such Person's

     Affiliates or Associates has (A) the right to acquire

     (whether such right is exercisable immediately or only

     after the passage of time) pursuant to any agreement,

     arrangement or understanding (other than customary

     agreements with and between underwriters and selling

     group members with respect to a bona fide public offering

     of securities), or upon the exercise of conversion

     rights, exchange rights, rights (other than these

     Rights), warrants or options, or otherwise; provided,

     however, that a Person shall not be deemed the Beneficial

     Owner of, or to beneficially own, securities tendered

     pursuant to a tender or exchange offer made by or on

     behalf of such Person or any of such Person's Affiliates

     or Associates until such tendered securities are accepted

     for purchase or exchange; or (B) the right to vote pursuant to any

                                 3

     agreement, arrangement or understanding;

     provided, however, that a Person shall not be deemed the

     Beneficial Owner of, or to beneficially own, any security

     if the agreement, arrangement or understanding to vote

     such security (1) arises solely from a revocable proxy or

     consent given to such Person in response to a public

     proxy or consent solicitation made pursuant to, and in

     accordance with, the applicable rules and regulations

     promulgated under the Exchange Act and (2) is not also

     then reportable on Schedule 13D under the Exchange Act

     (or any comparable or successor report); or



     (iii)     which are beneficially owned, directly or

     indirectly, by any other Person with which such Person or

     any of such Person's Affiliates or Associates has any

     agreement, arrangement or understanding (other than

     customary agreements with and between underwriters and

     selling group members with respect to a bona fide public

     offering of securities) for the purpose of acquiring,

     holding, voting (except to the extent contemplated by the

     proviso to Section 1(c)(ii)(B)) or disposing of any

     securities of the Company.



          Notwithstanding anything in this definition of

Beneficial Ownership to the contrary, the phrase "then outstanding",

when used with reference to a Person's Beneficial Owner

ship of securities of the Company, shall mean the number of

such securities then issued and outstanding together with the number of such securities not then actually issued and

outstanding which such Person would be deemed to own beneficially hereunder.
                                 4



          (d)  "Business Day" shall mean any day other than a

Saturday, a Sunday, or a day on which banking institutions in the State of New York or the State of Connecticut are authorized or obligated by law or executive order to close.



          (e)  "Close of Business" on any given date shall

mean 5:00 P.M., New York City time, on such date; provided,

however, that, if such date is not a Business Day, it shall

mean 5:00 P.M., New York City time, on the next succeeding

Business Day.



          (f)  "Common Shares" when used with reference to the

Company shall mean the shares of common stock, par value $1.00 per share, of the Company.  "Common Shares" when used with

reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting

power of such other Person or, if such other Person is a

Subsidiary of another Person, the Person or Persons which

ultimately control such first-mentioned Person.



          (g)  "Distribution Date" shall have the meaning set

forth in Section 3 hereof.

                                 5

          (h)  "Effective Date" shall mean the earlier of the

close of business on February 11, 1997 or Redemption Date as defined in the prior rights agreement dated as of February 11,

1987, between the Company and State Street Bank and Trust

Company.



          (i)  "Final Expiration Date" shall have the meaning

set forth in Section 7(a) hereof.



          (j)  "Person" shall mean any individual, firm,

corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.



          (k)  "Preference Shares" shall mean shares of Series

A Junior Participating Preference Stock, par value $1.00 per share, of the Company having the rights and preferences set

forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.



          (l)  "Redemption Date" shall have the meaning set

forth in Section 7(a) hereof.



          (m)  "Shares Acquisition Date" shall mean the first

date of public announcement by the Company or an Acquiring

Person that an Acquiring Person has become such.

                                 6

          (n)  "Subsidiary" of any Person shall mean any

corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is

owned, directly or indirectly, by such Person.



          Section 2.  Appointment of Rights Agent.  The Company

hereby appoints the Rights Agent to act as agent for the

Company and the holders of the Rights (who, in accordance with

Section 3 hereof, shall, prior to the Distribution Date, also be the holders of the Common Shares) in accordance with the

terms and conditions hereof, and the Rights Agent hereby

accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or

desirable.



          Section 3.  Issue of Right Certificates.  (a)  Until

the later of (A) the Effective Date or (B) the earlier of (i)

the tenth day after the Shares Acquisition Date or (ii) the

tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any


                                 7


Subsidiary of the Company or any entity

holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the

Company, any employee benefit plan of the Company or of any

Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would

result in any Person becoming the Beneficial Owner of Common

Shares aggregating 20% or more of the then outstanding Common

Shares (including any such date which is after the date of

this Agreement and prior to the issuance of the Rights; the

later of the dates specified in (A) or (B) above being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b)

hereof) by the certificates for Common Shares registered in

the names of the holders thereof (which certificates shall

also be deemed to be Right Certificates) and not by separate

Right Certificates, and (y) the right to receive Right

Certificates will be transferable only in connection with the transfer of Common Shares.  As soon as practicable after the

Distribution Date, the Company will prepare and execute, the

Rights Agent will countersign, and the Company will send or

cause to be sent (and the Rights Agent will, if requested,

send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in

substantially the form of Exhibit B hereto (a "Right

Certificate"), evidencing one Right for each Common Share so held.  As of the Distribution Date, the Rights will be

evidenced solely by such Right Certificates.



          (b)  On the Record Date, or as soon as practicable thereafter,

the Company will send a copy of a Summary of Rights to Purchase

Preference Shares, in substantially the form of Exhibit C

                                 8

hereto (the "Summary of Rights"), by first

class, postage-prepaid mail, to each record holder of Common

Shares as of the Close of Business on the Record Date, at the

address of such holder shown on the records of the Company.

With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights

will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of

Rights attached thereto.  Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date),

the surrender for transfer of any certificate for Common

Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also

constitute the transfer of the Rights associated with the

Common Shares represented thereby.



          (c)  Certificates for Common Shares which become

outstanding (including, without limitation, reacquired Common

Shares referred to in the last sentence of this paragraph (c))

after the Record Date but prior to the earliest of the

Distribution Date, the Redemption Date or the Final Expiration

Date shall have impressed on, printed on, written on or

otherwise affixed to them the following legend:



     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Southern New England Telecommunications
     Corporation and State Street Bank and Trust Company dated as of December 11, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Southern New England Telecommunications Corporation. Under certain circumstances, as set forth in the Rights Agreement,

                                 9

     such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Southern New England Telecommunications Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.


With respect to such certificates containing the foregoing

legend, until the Distribution Date, the Rights associated

with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the

transfer of the Rights associated with the Common Shares

represented thereby.  In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such

Common Shares shall be deemed cancelled and retired so that

the Company shall not be entitled to exercise any Rights

associated with the Common Shares which are no longer outstanding.



          Section 4.  Form of Right Certificates.  The Right

Certificates (and the forms of election to purchase Preference

Shares and of assignment to be printed on the reverse thereof)

shall be substantially the same as Exhibit B hereto and may

have such marks of identification or designation and such

legends, summaries or endorsements printed thereon as the

Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to

comply with any applicable law or with any rule or

                                10

regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the

Rights may from time to time be listed, or to conform to

usage.  Subject to the provisions of Section 22 hereof, the

Right Certificates shall entitle the holders thereof to

purchase such number of one one-hundredths of a Preference Share as shall be set forth therein at the price per one one-

hundredth of a Preference Share set forth therein (the "Purchase

Price"), but the number of such one one-hundredths of a Preference

Share and the Purchase Price shall be subject to adjustment

as provided herein.



          Section 5.  Countersignature and Registration.  The

Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its

President, any of its Vice Presidents, or its Treasurer,

either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the

Company, either manually or by facsimile signature.  The Right

Certificates shall be manually countersigned by the Rights

Agent and shall not be valid for any purpose unless

countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be

such officer of the Company before countersignature by the

Rights Agent and issuance and delivery by the Company, such

Right Certificates, nevertheless, may be countersigned by the

Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such

Right Certificates had not ceased to be such officer of the

Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual

                                11


date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.



          Following the Distribution Date, the Rights Agent

will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certi-ficates, the number of Rights evidenced on its face by each of the Right

Certificates and the date of each of the Right Certificates.



          Section 6.  Transfer, Split Up, Combination and

Exchange of Right Certificates; Mutilated, Destroyed, Lost or

Stolen Right Certificates.  Subject to the provisions of

Section 14 hereof, at any time after the Close of Business on the

Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration

Date, any Right Certificate or Right Certificates (other than

Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been

exchanged pursuant to Section 24 hereof) may be transferred,

split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to

purchase a like number of one one- hundredths of a Preference

Share as the Right Certificate or Right Certificates

surrendered then entitled such holder to purchase.  Any

registered holder desiring to transfer, split up, combine or exchange any Right
                                12

Certificate or Right Certificates shall

make such request in writing delivered to the Rights Agent,

and shall surrender the Right Certificate or Right Certifi-

cates to be transferred, split up, combined or exchanged at

the principal office of the Rights Agent.  Thereupon the

Rights Agent shall countersign and deliver to the person

entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require

payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer,

split up, combination or exchange of Right Certificates.



          Upon receipt by the Company and the Rights Agent of

evidence reasonably satisfactory to them of the loss, theft,

destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security

reasonably satisfactory to them, and, at the Company's

request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right

Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so

lost, stolen, destroyed or mutilated.



          Section 7.  Exercise of Rights; Purchase Price;

Expiration Date of Rights.  (a)  The registered holder of any

Right Certificate may exercise the Rights evidenced thereby

(except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the

Right Certificate, with the
                                13

form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the

Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preference Share as to which the

Rights are exercised, at or prior to the earliest of (i) the

Close of Business on February 11, 2007 (the "Final Expiration

Date"), (ii) the time at which the Rights are redeemed as

provided in Section 23 hereof (the "Redemption Date"), or

(iii) the time at which such Rights are exchanged as provided in Section 24 hereof.



          (b)  The Purchase Price for each one one-hundredth

of a Preference Share purchasable pursuant to the exercise of a Right shall initially be $180, and shall be subject to

adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United

States of America in accordance with paragraph (c) below.



          (c)  Upon receipt of a Right Certificate represent

ing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price

for the shares to be purchased and an amount equal to any

applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon

promptly (i) (A) requisition from any transfer agent of the

Preference Shares certificates for the number of Preference

Shares to be purchased and the Company hereby irrevocably

authorizes its transfer agent to comply with all such

                                14

requests, or (B) requisition from the depositary agent

depositary receipts representing such number of one one

hundredths of a Preference Share as are to be purchased (in

which case certificates for the Preference Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the

depositary agent to comply with such request, (ii) when

appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in

accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be

delivered to or upon the order of the registered holder of

such Right Certificate, registered in such name or names as

may be designated by such holder and (iv) when appropriate,

after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.



          (d)  In case the registered holder of any Right

Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the

Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.



          Section 8.  Cancellation and Destruction of Right

Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if

                                15

surrendered to the Rights Agent,

shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement.  The Company shall

deliver to the Rights Agent for cancellation and retirement,

and the Rights Agent shall so cancel and retire, any other

Right Certificate purchased or acquired by the Company

otherwise than upon the exercise thereof.  The Rights Agent

shall deliver all cancelled Right Certificates to the Company,

or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.



          Section 9.  Availability of Preference Shares.  The

Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued

Preference Shares or any Preference Shares held in its

treasury, the number of Preference Shares that will be suf-

ficient to permit the exercise in full of all outstanding

Rights in accordance with Section 7.  The Company covenants

and agrees that it will take all such action as may be

necessary to ensure that all Preference Shares delivered upon exercise of Rights shall, at the time of delivery of the

certificates for such Preference Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.



          The Company further covenants and agrees that it will

pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or

                                16


delivery of the Right Certificates or of any

Preference Shares upon the exercise of Rights.  The Company

shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right

Certificates to a person other than, or the issuance or

delivery of certificates or depositary receipts for the

Preference Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or

depositary receipts for Preference Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the

Company's reasonable satisfaction that no such tax is due.



          Section 10.  Preference Shares Record Date.  Each

person in whose name any certificate for Preference Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preference

Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing

such Rights was duly surrendered and payment of the Purchase

Price (and any applicable transfer taxes) was made; provided,

however, that if the date of such surrender and payment is a date upon which the Preference Shares transfer books of the

Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preference

Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of

                                17

a Right Certificate shall not be entitled to any rights of a holder of

Preference Shares for which the Rights shall be exercisable, including,

without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company,

except as provided herein.



          Section 11.  Adjustment of Purchase Price, Number of

Shares or Number of Rights.  The Purchase Price, the number of

Preference Shares covered by each Right and the number of

Rights outstanding are subject to adjustment from time to time as provided in this Section 11.



          (a)  (i)  In the event the Company shall at any time

after the date of this Agreement (A) declare a dividend on the

Preference Shares payable in Preference Shares, (B) subdivide the outstanding Preference Shares, (C) combine the outstanding

Preference Shares into a smaller number of Preference Shares or (D) issue any shares of its capital stock in a

reclassification of the Preference Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving

corporation), except as otherwise provided in this Section

11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such sub-

division, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number

                                18

and kind of shares of capital stock which, if such Right

had been exercised immediately prior to such date and

at a time when the Preference Shares transfer books of the

Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend,

subdivision, combination or reclassification; provided, how

ever, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon

exercise of one Right.



      (ii)     Subject to Section 24 of this Agreement, in the

event any Person becomes an Acquiring Person, each holder of a

Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price

multiplied by the number of one one-hundredths of a Preference

Share for which a Right is then exercisable, in accordance

with the terms of this Agreement and in lieu of Preference

Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current

Purchase Price by the number of one onehundredths of a

Preference Share for which a Right is then exercisable and

dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined

pursuant to Section 11(d) hereof) on the date of the

occurrence of such event.  In the event that any Person shall become an Acquiring Person and the Rights shall then be

outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

                                19

          From and after the occurrence of such event, any

Rights that are or were acquired or beneficially owned by any

Acquiring Person (or any Associate or Affiliate of such

Acquiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement.  No Right Certificate shall be issued pursuant to Section 3 that represents Rights

beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or

Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person

whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of

such Acquiring Person, Associate or Affiliate; and any Right

Certificate delivered to the Rights Agent for transfer to an

Acquiring Person whose Rights would be void pursuant to the

preceding sentence shall be cancelled.



     (iii)     In the event that there shall not be sufficient

Common Shares issued but not outstanding or authorized but

unissued to permit the exercise in full of the Rights in

accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize

additional Common Shares for issuance upon exercise of the

Rights.  In the event the Company shall, after good faith

effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preference Shares or fraction thereof such that the current per share market price of one Preference

Share multiplied by such number or fraction is equal

                                20

to the current per share market price of one Common Share as of the date of issuance of such Preference Shares or fraction thereof.



          (b)  In case the Company shall fix a record date for

the issuance of rights, options or warrants to all holders of

Preference Shares entitling them (for a period expiring within

45 calendar days after such record date) to subscribe for or purchase Preference Shares (or shares having the same rights,

privileges and preferences as the Preference Shares

("equivalent preference shares")) or securities convertible

into Preference Shares or equivalent preference shares at a

price per Preference Share or equivalent preference share (or having a conversion price per share, if a security convertible into Preference Shares or equivalent preference shares) less than the then current per share market price of the Preference

Shares (as defined in Section 11(d)) on such record date, the

Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect

immediately prior to such record date by a fraction, the

numerator of which shall be the number of Preference Shares

outstanding on such record date plus the number of Preference

Shares which the aggregate offering price of the total number of Preference Shares and/or equivalent preference shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preference Shares outstanding on such record date plus the number of additional Preference Shares and/or

equivalent preference shares to be offered for subscription or purchase (or into which the convertible

                                21

securities so to be offered are initially convertible); provided,

however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as

determined in good faith by the Board of Directors of the

Company, whose determination shall be described in a statement filed with the Rights Agent.  Preference Shares owned by or

held for the account of the Company shall not be deemed

outstanding for the purpose of any such computation.  Such

adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be

adjusted to be the Purchase Price which would then be in

effect if such record date had not been fixed.



          (c)  In case the Company shall fix a record date for

the making of a distribution to all holders of the Preference

Shares (including any such distribution made in connection

with a consolidation or merger in which the Company is the

continuing or surviving corporation) of evidences of

indebtedness or assets (other than a regular quarterly cash

dividend or a dividend payable in Preference Shares) or

subscription rights or warrants (excluding those referred to in

Section 11(b) hereof), the Purchase Price to be in effect

after such record date shall be determined by multiplying the

Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per

                                22


share market price of the Preference Shares on such

record date, less the fair market value (as determined in

good faith by the Board of Directors of the Company, whose

determination shall be described in a statement filed with the

Rights Agent) of the portion of the assets or evidences of

indebtedness so to be distributed or of such subscription

rights or warrants applicable to one Preference Share and the denominator of which shall be such current per share market

price of the Preference Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively when ever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in

effect if such record date had not been fixed.



          (d)  (i)  For the purpose of any computation here

under, the "current per share market price" of any security (a

"Security" for the purpose of this Section 11(d)(i)) on any

date shall be deemed to be the average of the daily closing

prices per share of such Security for the 30 consecutive

Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is

determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision,

                                23

combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in

each such case, the current per share market price shall be

appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system

with respect to securities listed or admitted to trading on

the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as

reported in the principal consolidated transaction reporting system with respect to securities listed on the principal

national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or

admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the

high bid and low asked prices in the over-the-counter market,

as reported by the National Association of Securities Dealers,

Inc. Automated Quotations System ("NASDAQ") or such other

system then in use, or, if on any such date the Security is

not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market

maker making a market in the Security selected by the Board of

Directors of the Company.  The term "Trading Day" shall mean a day on which the principal national securities exchange on

which the Security is listed or admitted to trading is open

for the transaction of

                                24

business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.



      (ii)     For the purpose of any computation hereunder,

the "current per share market price" of the Preference Shares shall be determined in accordance with the method set forth in

Section 11(d)(i).  If the Preference Shares are not publicly traded, the "current per share market price" of the Preference

Shares shall be conclusively deemed to be the current per-

share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any

stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred.  If neither the Common Shares nor the Preference Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination

shall be described in a statement filed with the Rights Agent.



          (e)  No adjustment in the Purchase Price shall be

required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided,

however, that any adjustments which by reason of this Section

11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All

calculations under this Section 11 shall be made to the near est cent or to the nearest one one-millionth of a Preference

Share or one ten-thousandth of any other share or security as the case may be.  Notwithstanding the

                                25

first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of

(i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.



          (f)  If as a result of an adjustment made pursuant

to Section 11(a) hereof, the holder of any Right thereafter

exercised shall become entitled to receive any shares of

capital stock of the Company other than Preference Shares,

thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as

practicable to the provisions with respect to the Preference

Shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the

Preference Shares shall apply on like terms to any such other shares.



          (g)  All Rights originally issued by the Company

subsequent to any adjustment made to the Purchase Price here under shall evidence the right to purchase, at the adjusted

Purchase Price, the number of one one- hundredths of a Preference

Share purchasable from time to time hereunder upon exercise of the

Rights, all subject to further adjustment as provided herein.



          (h)  Unless the Company shall have exercised its election

as provided in Section 11(i), upon each adjustment of the Purchase

Price as a result of the calculations made in Sections 11(b) and

                                26

(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a

Preference Share (calculated to the nearest one one-millionth of a

Preference Share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect

immediately prior to such adjustment of the Purchase Price and

(ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase

Price.



          (i)  The Company may elect on or after the date of

any adjustment of the Purchase Price to adjust the number of

Rights, in substitution for any adjustment in the number of

one one-hundredths of a Preference Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after

such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preference Share for which a Right was exercisable immediately prior to such

adjustment.  Each Right held of record prior to such adjust

ment of the number of Rights shall become that number of

Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in

effect immediately after adjustment of the Purchase Price.

The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on

which the Purchase Price is

                                27

adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued,

upon each adjustment of the number of Rights pursuant to this

Section 11(i), the Company shall, as promptly as practicable,

cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section

14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right

Certificates held by such holders prior to the date of

adjustment, and upon surrender thereof, if required by the

Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.

Right Certificates so to be distributed shall be issued,

executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the

public announcement.



          (j)  Irrespective of any adjustment or change in the

Purchase Price or the number of one one-hundredths of a

Preference Share issuable upon the exercise of the Rights, the

Right Certificates theretofore and thereafter issued may

continue to express the Purchase Price and the number of one one-hundredths of a Preference Share which were expressed in the initial Right Certificates issued hereunder.

                                28

          (k)  Before taking any action that would cause an

adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preference Shares

issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel,

be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preference Shares at such adjusted Purchase Price.



          (l)  In any case in which this Section 11 shall

require that an adjustment in the Purchase Price be made

effective as of a record date for a specified event, the Company pany may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preference Shares and other capital stock or

securities of the Company, if any, issuable upon such exercise over and above the Preference Shares and other capital stock or securities of the Company, if any, issuable upon such

exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall

deliver to such holder a due bill or other appropriate

instrument evidencing such holder's right to receive such

additional shares upon the occurrence of the event requiring such adjustment.



          (m)  Anything in this Section 11 to the contrary

notwithstanding, the Company shall be entitled to make such

reductions in the Purchase Price, in addition to those

adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preference Shares, issuance

                                29

wholly for cash of any Preference Shares at less than the current market price, issuance wholly for cash of Preference Shares or securities which by their terms are convertible into or exchangeable for Preference Shares, dividends on Preference Shares payable in

Preference Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by

the Company to holders of its Preference Shares shall not be taxable to such shareholders.



          (n)  In the event that at any time after the date of

this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares

payable in Common Shares or (ii) effect a subdivision,

combination or consolidation of the Common Shares (by

reclassification or otherwise than by payment of dividends in Common

Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a

Preference Share purchasable after such event upon proper

exercise of each Right shall be determined by multiplying the number of one one- hundredths of a Preference Share so purchasable immediately prior to such event by a fraction, the

numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of

Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is

                                30

declared or paid or such a subdivision, combination or consolidation is effected.



          Section 12.  Certificate of Adjusted Purchase Price

or Number of Shares.  Whenever an adjustment is made as pro-

vided in Section 11 or 13 hereof, the Company shall promptly

(a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,

(b) file with the Rights Agent and with each transfer agent

for the Common Shares or the Preference Shares a copy of such certificate and (c) mail a brief summary thereof to each

holder of a Right Certificate in accordance with Section 25

hereof.



          Section 13.  Consolidation, Merger or Sale or

Transfer of Assets or Earning Power.  In the event, directly or indirectly, at any time after a Person has become an Acquiring

Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the

Company shall be the continuing or surviving corporation of

such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for

stock or other securities of any other Person (or the Company)

or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries

shall sell or otherwise transfer), in one or more

transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its

Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned

                                31

Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase

Price multiplied by the number of one one-hundredths of a

Preference Share for which a Right is then exercisable, in

accordance with the terms of this Agreement and in lieu of

Preference Shares, such number of Common Shares of such other

Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by

(A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preference Share for which a Right is then exercisable and dividing that product by (B) 50% of

the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d)

hereof) on the date of consummation of such consolidation,

merger, sale or transfer; (ii) the issuer of such Common

Shares shall thereafter be liable for, and shall assume, by

virtue of such consolidation, merger, sale or transfer, all

the obligations and duties of the Company pursuant to this

Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a

sufficient number of its Common Shares in accordance with

Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall

thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.  The Company shall not consummate any such such consolidation, merger, sale or transfer unless prior thereto the

                                32

Company and such issuer shall have executed and

delivered to the Rights Agent a supplemental agreement so

providing.  The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements

which, as a result of the consummation of such transaction,

would eliminate or substantially diminish the benefits

intended to be afforded by the Rights.  The provisions of this

Section 13 shall similarly apply to successive mergers or

consolidations or sales or other transfers.



          Section 14.  Fractional Rights and Fractional

Shares.  (a)  The Company shall not be required to issue

fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional

Rights, there shall be paid to the registered holders of the

Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the

same fraction of the current market value of a whole Right.

For the purposes of this Section 14(a), the current market

value of a whole Right shall be the closing price of the

Rights for the Trading Day immediately prior to the date on

which such fractional Rights would have been otherwise

issuable.  The closing price for any day shall be the last

sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices,

regular way, in either case as reported in the principal con-

solidated transaction reporting system with respect to secur-

ities listed or admitted to trading on the New York Stock

Exchange or, if the Rights are not listed or admitted to

                                33

trading on the New York Stock Exchange, as reported in the

principal consolidated transaction reporting system with

respect to securities listed on the principal national

securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price

or, if not so quoted, the average of the high bid and low

asked prices in the over-the-counter market, as reported by

NASDAQ or such other system then in use or, if on any such

date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights

selected by the Board of Directors of the Company.  If on any

such date no such market maker is making a market in the

Rights, the fair value of the Rights on such date as deter-

mined in good faith by the Board of Directors of the Company shall be used.



          (b)  The Company shall not be required to issue

fractions of Preference Shares (other than fractions which are integral multiples of one one-hundredth of a Preference Share)

upon exercise of the Rights or to distribute certificates

which evidence fractional Preference Shares (other than fractions which are integral multiples of one one-hundredth of a

Preference Share).  Fractions of Preference Shares in integral multiples of one one-hundredth of a Preference Share may, at the election of the Company, be evidenced by depositary

receipts, pursuant to an appropriate agreement between the

Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary

receipts shall have all the rights, privileges

                                34

and preferences to which they are entitled as beneficial owners of the Preference Shares represented by such depositary receipts.

In lieu of fractional Preference Shares that are not integral multiples of one one-hundredth of a Preference Share, the

Company shall pay to the registered holders of Right

Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preference Share.  For the

purposes of this Section 14(b), the current market value of a

Preference Share shall be the closing price of a Preference

Share (as determined pursuant to the second sentence of Section

11(d)(i) hereof) for the Trading Day immediately prior to

the date of such exercise.



          (c)  The holder of a Right by the acceptance of the

Right expressly waives his right to receive any fractional

Rights or any fractional shares upon exercise of a Right

(except as provided above).



          Section 15.  Rights of Action.  All rights of action

in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates

(and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right

Certificate (or, prior to the Distribution Date, of the Common

Shares), without the consent of the Rights Agent or of the

holder of any other Right Certificate (or, prior to the

Distribution Date, of the Common Shares), may, in his own

behalf and for his own benefit, enforce,

                                35

and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of,

his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.

Without limiting the foregoing or any remedies available to

the holders of Rights, it is specifically acknowledged that

the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to

specific performance of the obligations under, and injunctive relief against actual or threatened violations of the

obligations of any Person subject to, this Agreement.



          Section 16.  Agreement of Right Holders.  Every

holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other

holder of a Right that:



          (a)  prior to the Distribution Date, the Rights will

be transferable only in connection with the transfer of the

Common Shares;



          (b)  after the Distribution Date, the Right

Certificates are transferable only on the registry books of the

Rights Agent if surrendered at the principal office of the

Rights Agent, duly endorsed or accompanied by a proper

instrument of transfer; and



          (c)  the Company and the Rights Agent may deem and treat

the person in whose name the Right Certificate (or, prior to the

Distribution Date, the associated Common Shares certificate) is

                               36

registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the

Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.



          Section 17.  Right Certificate Holder Not Deemed a

Shareholder.  No holder, as such, of any Right Certificate

shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preference Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall

anything contained herein or in any Right Certificate be

construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive

notice of meetings or other actions affecting shareholders

(except as provided in Section 25 hereof), or to receive

dividends or subscription rights, or otherwise, until the

Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.



          Section 18.  Concerning the Rights Agent.  The Company

agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and

                                37

other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.

The Company  also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the

part of the Rights Agent, for anything done or omitted by the

Rights Agent in connection with the acceptance and

administration of this Agreement, including the costs and

expenses of defending against any claim of liability in the

premises.



          The Rights Agent shall be protected and shall incur

no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of

this Agreement in reliance upon any Right Certificate or

certificate for the Preference Shares or Common Shares or for

other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter,

notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be

signed, executed and, where necessary, verified or acknowledged,

by the proper person or persons, or otherwise upon the

advice of counsel as set forth in Section 20 hereof.



          Section 19.  Merger or Consolidation or Change of

Name of Rights Agent.  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights


                                38

Agent shall be a party, or any corporation succeeding

to the stock transfer or corporate trust powers  of the

Rights Agent or any successor Rights Agent, shall be

the successor to the Rights Agent under this Agreement

without the execution or filing of any paper or any further

act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a

successor Rights Agent under the provisions of Section 21 hereof.

In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right

Certificates shall have been countersigned but not delivered,

any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right

Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such

Right Certificates shall have the full force provided in the

Right Certificates and in this Agreement.



          In case at any time the name of the Rights Agent

shall be changed and at such time any of the Right Certifi-

cates shall have been countersigned but not delivered, the

Rights Agent may adopt the countersignature under its prior

name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such

Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates

                                39

shall have the full force provided in the Right Certificates and in this Agreement.



          Section 20.  Duties of Rights Agent.  The Rights

Agent undertakes the duties and obligations imposed by this

Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by

their acceptance thereof, shall be bound:



          (a)  The Rights Agent may consult with legal counsel

(who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and

protection to the Rights Agent as to any action taken or

omitted by it in good faith and in accordance with such opinion.





          (b)  Whenever in the performance of its duties under

this Agreement the Rights Agent shall deem it necessary or

desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder,

such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be

conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive

Officer, the President, any Vice President, the Treasurer or

the Secretary of the Company and delivered to the Rights

Agent; and such certificate shall be full authorization to the

Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon

such certificate.

                                  40

          (c)  The Rights Agent shall be liable hereunder to

the Company and any other Person only for its own negligence,

bad faith or willful misconduct.



          (d)  The Rights Agent shall not be liable for or by

reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its

countersignature thereof) or be required to verify the same,

but all such statements and recitals are and shall be deemed to have been made by the Company only.



          (e)  The Rights Agent shall not be under any

responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution

hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its counter-

signature thereof); nor shall it be responsible for any

breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights

(including the Rights becoming void pursuant to Section

11(a)(ii) hereof) or any adjustment in the terms of the Rights

(including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the

existence of facts that would require any such change or

adjustment (except with respect to the exercise of Rights

evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act

hereunder be deemed to make any representation

                                41

or warranty as to the authorization or reservation of any

Preference Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preference Shares will,

when issued, be validly authorized and issued, fully paid and nonassessable.



          (f)  The Company agrees that it will perform,

execute, acknowledge and deliver or cause to be performed,

executed, acknowledged and delivered all such further and

other acts, instruments and assurances as may reasonably be

required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.



          (g)  The Rights Agent is hereby authorized and

directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of

the Board, the Chief Executive Officer, the President, any

Vice President, the Secretary or the Treasurer of the Company,

and to apply to such officers for advice or instructions in

connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance

with instructions of any such shareholder or for any delay in acting while waiting for those instructions.



          (h)  The Rights Agent and any shareholder, director,

officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested,

or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent

                                42

under this Agreement.  Nothing herein shall preclude the

Rights Agent from acting in any other capacity for the

Company or for any other legal entity.



          (i)  The Rights Agent may execute and exercise any

of the rights or powers hereby vested in it or perform any

duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or

accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company

resulting from any such act, default, neglect or misconduct,

provided reasonable care was exercised in the selection and

continued employment thereof.



          Section 21.  Change of Rights Agent.  The Rights

Agent or any successor Rights Agent may resign and be

discharged from its duties under this Agreement upon 30 days'

notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preference Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights

Agent or any successor Rights Agent upon 30 days' notice in

writing, mailed to the Rights Agent or successor Rights Agent,

as the case may be, and to each transfer agent of the Common

Shares or Preference Shares by registered or certified mail,

and to the holders of the Right Certificates by first-class

mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such

                                43

removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice,

submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any

court of competent jurisdiction for the appointment of a new

Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation

organized and doing business under the laws of the United

States or of the State of Connecticut (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of

Connecticut, in good standing, having an office in the State of Connecticut, which is authorized under such laws to

exercise corporate trust or stock transfer powers and is

subject to supervision or examination by federal or state

authority and which has at the time of its appointment as

Rights Agent a combined capital and surplus of at least $50

million.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and

responsibilities as if it had been originally named as Rights

Agent without further act or deed; but the predecessor Rights

Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed

necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preference Shares, and mail a

notice thereof in writing to the registered holders of the

Right Certificates.  Failure to give

                                44


any notice provided for in this Section 21, however, or any

defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.



          Section 22.  Issuance of New Right Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option,

issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to

reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or

property purchasable under the Right Certificates made in

accordance with the provisions of this Agreement.



          Section 23.  Redemption.  (a)  The Board of Directors

of the Company may, at its option, at any time prior to

such time as any Person becomes an Acquiring Person, redeem

all but not less than all the then outstanding Rights at a

redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").  The

redemption of the Rights by the Board of Directors of the

Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.

                                45

          (b)  Immediately upon the action of the Board of

Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

The Company shall promptly give public notice of any such

redemption; provided, however, that the failure to give, or

any defect in, any such notice shall not affect the validity of such redemption.  Within 10 days after such action of the

Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights

Agent or, prior to the Distribution Date, on the registry

books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each

such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the

Company nor any of its Affiliates or Associates may redeem,

acquire or purchase for value any Rights at any time in any

manner other than that specifically set forth in this Section

23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.



          Section 24.  Exchange.  (a)  The Board of Directors of the

Company may, at its option, at any time after any Person becomes an

Acquiring Person, exchange all or part of the then outstanding

                                46

and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof)

for Common Shares at an exchange ratio of one Common Share per Right,

appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio").

Notwithstanding the foregoing, the Board of Directors of the

Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or

any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all

Affiliates and Associates of such Person, becomes the

Beneficial Owner of 50% or more of the Common Shares then

outstanding.



          (b)  Immediately upon the action of the Board of

Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of

Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall

promptly give public notice of any such exchange; provided, however,

that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such

Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is

                                47

mailed in the manner herein provided shall be deemed

given, whether or not the holder receives the notice.

Each such notice of exchange will state the method by which

the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of

Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than

Rights which have become void pursuant to the provisions of

Section 11(a)(ii) hereof) held by each holder of Rights.



          (c)  In the event that there shall not be sufficient

Common Shares issued but not outstanding or authorized but

unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all

such action as may be necessary to authorize additional Common

Shares for issuance upon exchange of the Rights.  In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such

additional Common Shares, the Company shall substitute, for

each Common Share that would otherwise be issuable upon

exchange of a Right, a number of Preference Shares or fraction thereof such that the current per share market price of one

Preference Share multiplied by such number or fraction is

equal to the current per share market price of one Common

Share as of the date of issuance of such Preference Shares or fraction thereof.



          (d)  The Company shall not be required to issue fractions

of Common Shares or to distribute certificates which evidence fractional

Common Shares.  In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right

                                48


Certificates with regard to which such fractional Common

Shares would otherwise be issuable an amount in cash

equal to the same fraction of the current market value of a

whole Common Share.  For the purposes of this paragraph (d),

the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading

Day immediately prior to the date of exchange pursuant to this

Section 24.



          Section 25.  Notice of Certain Events.  (a) In case

the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preference Shares or to make any other distribution to the holders of its Preference

Shares (other than a regular quarterly cash dividend),

(ii) to offer to the holders of its Preference Shares rights or warrants to subscribe for or to purchase any additional

Preference Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any

reclassification of its Preference Shares (other than a

reclassification involving only the subdivision of outstanding

Preference Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its

Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Com-

pany, or (vi) to declare or pay any dividend on the Common

Shares payable in Common Shares or to effect a subdivision,

combination or consolidation of the Common Shares (by reclas-

                                49

sification or otherwise than by payment of dividends in Common

Shares), then, in each such case, the Company shall give to

each holder of a Right Certificate, in accordance with Section

26 hereof, a notice of such proposed action, which shall

specify the record date for the purposes of such stock

dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale,

transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preference Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the

Preference Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of

participation therein by the holders of the Common Shares

and/or Preference Shares, whichever shall be the earlier.



          (b)  In case the event set forth in Section

11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right

Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.



          Section 26.  Notices.  Notices or demands authorized

by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be

                                50

sufficiently given or made if sent by first-class mail, postage prepaid,

addressed (until another address is filed in writing with the Rights

Agent) as follows:



               Southern New England Telecommunications Corporation 227 Church Street,
               New Haven, Connecticut  06510
               Attention:  Secretary


Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the

Company or by the holder of any Right Certificate to or on the

Rights Agent shall be sufficiently given or made if sent by

first-class mail, postage prepaid, addressed (until another

address is filed in writing with the Company) as follows:



               State Street Bank and Trust Company
               c/o Boston Equiserve
               150 Royall Street
               Canton, Massachusetts 02021

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any

Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.



         Section 27.  Supplements and Amendments.  The Company

may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein

                                51

which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement

shall not be amended in any manner which would adversely

affect the interests of the holders of Rights.  Without

limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this

Agreement to lower the thresholds set forth in Sections 1(a)

and 3(a) to not less than the greater of (i) the sum of .001%

and the largest percentage of the outstanding Common Shares

then known by the Company to be beneficially owned by any

Person (other than the Company, any Subsidiary of the Company,

any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or

pursuant to the terms of any such plan) and (ii) 10%.



         Section 28.  Successors.  All the covenants and

provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of

their respective successors and assigns hereunder.



          Section 29.  Benefits of this Agreement.  Nothing in

this Agreement shall be construed to give to any person or

corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to

the Distribution Date, the Common Shares) any legal or

equitable right, remedy or claim under

                                52

this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the

registered holders of the Right Certificates (and, prior to

the Distribution Date, the Common Shares).



          Section 30.  Severability.  If any term, provision,

covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid,

void or unenforceable, the remainder of the terms, provisions,

covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected,

impaired or invalidated.



          Section 31.  Governing Law.  This Agreement and each

Right Certificate issued hereunder shall be deemed to be a

contract made under the laws of the State of Connecticut and for all purposes shall be governed by and construed in

accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.



          Section 32.  Counterparts.  This Agreement may be

executed in any number of counterparts and each of such

counterparts shall for all purposes be deemed to be an original,

and all such counterparts shall together constitute but one

and the same instrument.

                                53


          Section 33.  Descriptive Headings.  Descriptive

headings of the several Sections of this Agreement are

inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.



          IN WITNESS WHEREOF, the parties hereto have caused

this Agreement to be duly executed and attested, all as of the day and year first above written.



   Attest:                 SOUTHERN NEW ENGLAND
                           TELECOMMUNICATIONS CORPORATION


By    /s/Paula M. Anderson         By  /s/Daniel J. Miglio
   Name: Paula M. Anderson          Name: Daniel J. Miglio
   Title: Assistant Secretary       Title: Chairman, President
                                        and Chief Executive Officer



   Attest:                 STATE STREET BANK AND TRUST COMPANY


By    /s/Stephen Cesso           By    /s/David M. Elwood
   Name: Stephen Cesso              Name: David M. Elwood
   Title: Vice President            Title: Vice President
    and Associate Counsel              and Senior Counsel


                               54


                                                     Exhibit A


                            FORM

                             of

                 CERTIFICATE OF DESIGNATIONS

                             of

       SERIES A JUNIOR PARTICIPATING PREFERENCE STOCK

                             of

     SOUTHERN NEW ENGLAND TELECOMMUNICATIONS CORPORATION





          Southern New England Telecommunications Corporation, a corporation organized and existing under the General Corporation Law of the State of Connecticut (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly called and held on December 11, 1996:

          VOTED: That under the authority granted to the Board in the Corporation's Restated Certificate of Incorporation, the Board creates a series of Preference Stock, par value $1 per share, states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions set forth in said Certificate of Incorporation), as set forth in the Rights Agreement, as follows:

          Series A Junior Participating Preference Stock:

          Section 1.  Designation and Amount.  The shares of
such series shall be designated as "Series A Junior Participating Preference Stock" (the "Series A Preference Stock") and the number of shares constituting the Series A Preference
Stock shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preference Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preference Stock.

                             A-1


          Section 2.  Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of Preference Stock (or any similar stock) ranking prior and superior to the Series A Preference Stock with respect to dividends, the holders of shares of Series A Preference Stock, in preference to the holders of Common Stock, par value $1.00 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment
     Date"), commencing on the first Quarterly Dividend
     Payment Date after the first issuance of a share or fraction of a share of Series A Preference Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common
     Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preference
     Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preference Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                             A-2



          (B) The Corporation shall declare a dividend or distribution on the Series A Preference Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock
     (other than a dividend payable in shares of Common
     Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment
     Date and the next subsequent Quarterly Dividend Payment
     Date, a dividend of $1 per share on the Series A Preference
     Stock shall nevertheless be payable on such subsequent
     Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preference Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preference Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preference Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preference Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3.  Voting Rights.  The holders of shares of
Series A Preference Stock shall have the following voting rights:

                             A-3


          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preference Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock
     (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preference Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preference Stock or any similar stock, or by law, the holders of shares of Series A Preference Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preference Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4.  Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preference Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preference Stock outstanding shall have been paid in full, the Corporation shall not:

                             A-4


            (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior
          (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preference
          Stock;

           (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preference Stock, except dividends paid ratably on the Series A Preference Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior
          (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preference Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preference Stock; or

           (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preference
          Stock, or any shares of stock ranking on a parity with the Series A Preference Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
     Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                               A-5


          Section 5.  Reacquired Shares.  Any shares of Series
A Preference Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preference Stock and may be reissued as part of a new series of Preference Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preference Stock or any similar stock or as otherwise required by law.

          Section 6.  Liquidation, Dissolution or Winding Up.
Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
Preference Stock unless, prior thereto, the holders of shares of Series A Preference Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preference Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common
Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preference Stock, except distributions made ratably on the Series A Preference Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series
A Preference Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                            A-6


          Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common
Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preference Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the out standing shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common
Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preference Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 8.  No Redemption.  The shares of Series A
Preference Stock shall not be redeemable.

          Section 9.  Rank.  The Series A Preference Stock
shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preference Stock.

          Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preference Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preference Stock, voting together as a single class.

                              A-7


          IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief
Executive Officer and attested by its Secretary this 11th day of December, 1996.




                                 Chief Executive Officer


Attest:


Secretary


                             A-8


                                                     Exhibit B

                  FORM OF RIGHT CERTIFICATE


Certificate No. R-                     Rights



         NOT EXERCISABLE AFTER FEBRUARY 11, 2007 OR EARLIER IF
         REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUBJECT
         TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE
         TERMS SET FORTH IN THE RIGHTS AGREEMENT.


                      Right Certificate

     SOUTHERN NEW ENGLAND TELECOMMUNICATIONS CORPORATION


         This certifies that                     , or registered
assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 11, 1996 (the "Rights Agreement"), between Southern New England Telecommunications Corporation, a Connecticut corporation (the "Company"), and State Street Bank and Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on February 11, 2007 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preference Stock, par value $1.00 per share, of the Company (the "Preference Shares"), at a purchase price of $180 per one one-hundredth of a Preference Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preference Share which may be purchased upon exercise hereof) set forth above, and the Purchase
Price set forth above, are the number and Purchase Price as of December 11, 1996, based on the Preference Shares as constituted at such date. As provided in the Rights
Agreement, the Purchase Price and the number of one one hundredths of a Preference Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by

                            B-1


reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

         This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preference Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Preference Shares or shares of the Company's Common Stock, par value $1.00 per share.

         No fractional Preference Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one hundredth of a Preference Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preference Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                            B-2



         WITNESS the facsimile signature of the proper officers
of the Company and its corporate seal.  Dated as of             .



ATTEST:                  SOUTHERN NEW ENGLAND TELECOMMUNICATIONS
                         CORPORATION


                               By


Countersigned:


STATE STREET BANK AND TRUST
COMPANY

By
         Authorized Signature


                                 B-3



          Form of Reverse Side of Right Certificate


                     FORM OF ASSIGNMENT


      (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)


          FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

        (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
appoint                      Attorney, to transfer the within
Right Certificate on the books of the within-named Company, with full power of substitution.


Dated:



                              Signature


Signature Guaranteed:

          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

------------------------------------------------------------

          The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof
(as defined in the Rights Agreement).




                              Signature

-------------------------------------------------------------

                           B-4


   Form of Reverse Side of Right Certificate -- continued


                FORM OF ELECTION TO PURCHASE

        (To be executed if holder desires to exercise
        Rights represented by the Right Certificate.)


To:  Southern New England Telecommunications Corporation

         The undersigned hereby irrevocably elects to exercise
                            Rights represented by this Right
Certificate to purchase the Preference Shares issuable upon the exercise of such Rights and requests that certificates for such Preference Shares be issued in the name of:

Please insert social security
or other identifying number


               (Please print name and address)


If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


               (Please print name and address)


Dated:



                             Signature



Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                           B-5


   Form of Reverse Side of Right Certificate -- continued

-------------------------------------------------------------

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof
(as defined in the Rights Agreement).




                             Signature

-------------------------------------------------------------



                           NOTICE

         The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                           B-6


                                                     Exhibit C




                SUMMARY OF RIGHTS TO PURCHASE
                      PREFERENCE SHARES


          On December 11, 1996, the Board of Directors of Southern New England Telecommunications Corporation (the "Company") declared a dividend of one preference share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share (the "Common Shares"), of the Company. The dividend is payable on January 27, 1997 (the "Record Date") to the shareholders of record on that date.

          Upon the earlier of (i) the expiration of rights issued pursuant to the Rights Agreement dated as of February 11, 1987 between the Company and State Street Bank and Trust Company (the "Prior Rights Agreement") or (ii) the redemption of the rights as provided in the Prior Rights Agreement (the earlier of such dates referred to as the "Effective Date"), each Right shall entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preference Stock, par value $1.00 per share (the "Preference Shares"), of the Company at a price of $180 (the "Purchase Price"), subject to adjustment. The Rights are described in a Rights Agreement (the "Rights Agreement") between the Company and State Street Bank and Trust Company as Rights Agent (the "Rights Agent").

          Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached.

          The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a reference incorporating the Rights Agreement. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or an attached copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares being transferred. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

          The Rights are not exercisable until the Distribution
Date.  The Rights will expire on February 11, 2007 (the "Final
Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

          The Purchase Price payable, and the number of Preference Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preference Shares, (ii) upon the grant to holders of the Preference Shares of certain rights or warrants to subscribe for or purchase Preference Shares at a price, or securities convertible into Preference Shares with a conversion price, less than the then-current market price of the Preference Shares or (iii) upon the distribution to holders of the Preference Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preference Shares) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the number of one one-hundredths of a Preference Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

          Preference Shares purchasable upon exercise of the Rights will not be redeemable. Each Preference Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preference Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each
Preference Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preference Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

          Because of the nature of the Preference Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preference Share purchasable upon exercise of each Right should approximate the value of one Common Share.

          In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will there after have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

          At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preference Share (or of a share of a class or series of the Company's preference stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preference Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preference Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preference Shares on the last trading day prior to the date of exercise.

          At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial own ership of 20% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated December 13, 1996. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.